UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 31, 2018

 NETGEAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 East Plumeria Drive
San Jose, CA 95134
(Address, including zip code, of principal executive offices)

(408) 907-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.

On December 31, 2018, NETGEAR, Inc. (“NETGEAR”) announced that it had completed the previously announced spin-off of Arlo Technologies, Inc. (“Arlo”) by means of a special stock dividend of 62,500,000 shares of common stock of Arlo (the “Distribution”) that had been owned by NETGEAR to NETGEAR’s shareholders of record as of the close of business on December 17, 2018 (the “Record Date”). Based on the number of shares of NETGEAR common stock outstanding as of the Record Date, holders of NETGEAR common stock received 1.980295 shares of Arlo common stock for each outstanding share of NETGEAR common stock they owned as of the Record Date. No fractional shares of Arlo common stock were distributed. Instead, NETGEAR shareholders will receive cash in lieu of any fraction of a share of Arlo common stock that they otherwise would have received.

Prior to the Distribution, NETGEAR owned approximately 84.2% of the outstanding shares of Arlo common stock. Following the completion of the Distribution, NETGEAR no longer owns any shares of Arlo common stock.

Based on the closing price of shares of Arlo common stock of $9.98 per share on December 31, 2018, the aggregate market value of the shares distributed by NETGEAR to its stockholders was approximately $623.8 million.

A copy of NETGEAR’s press release announcing the completion of the Distribution is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by this reference.

Item 9.01    Financial Statements and Exhibits.

(b) Pro forma financial information.

Unaudited pro forma financial information of NETGEAR to give effect to the Distribution is included in Exhibit 99.2 filed herewith and incorporated by reference into this Item 9.01.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of NETGEAR, Inc., dated December 31, 2018
99.2	Pro forma financial information of NETGEAR, Inc. (Unaudited).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETGEAR, INC.

By:	/s/ Andrew W. Kim
Name:	Andrew W. Kim
Title:	Senior Vice President, Corporate Development, General Counsel and Secretary
Dated: January 2, 2019